EXCHANGE LISTED FUNDS TRUST

GAVEKAL ASIA PACIFIC GOVERNMENT BOND etf

NYSE Arca Ticker: AGOV

Supplement dated November 17, 2021 to the currently effective Prospectus, Summary Prospectus (together, the “Prospectuses”), and Statement of Additional Information (the “SAI”)

This supplement provides new and additional information beyond that contained in the Prospectuses and SAI for the Gavekal Asia Pacific Government Bond ETF (the “Fund”) and should be read in conjunction with those documents.

Chung Hui Lor of Gavekal Capital Limited, the Fund’s sub-adviser, has begun serving as a portfolio manager of the Fund. Accordingly, the following specific information is added:

Portfolio Managers

The following information is added under “Portfolio Managers” in the Summary Prospectus and “Fund Summary – Portfolio Managers” in the Prospectus:

Chung Hui Lor, Portfolio Manager of the Sub-Adviser, has served as a portfolio manager of the Fund since October 2021.

The following information is added under “Portfolio Managers” in the Prospectus:

Prior to joining Gavekal in 2020, Hui worked at the Swiss National Bank (the “SNB”) for 12 years focusing on reserves management and monetary policy implementation in the foreign exchange market. In his last role at the SNB, Hui was the senior rates portfolio manager, managing the bank’s CNY and KRW rates portfolios for more than five years. Hui was also the deputy portfolio manager for the bank’s JPY, SGD and AUD rates portfolios. Before coming to Asia, Hui was the portfolio manager for the SNB’s GBP investment-grade credit portfolio and the deputy portfolio manager for the EUR investment-grade credit portfolio. Hui is a CFA charter holder. He graduated from the University of Zurich with a Master of Arts degree in Economics and Business Administration.

Portfolio Manager Compensation

The following information is added to the subsection titled “Portfolio Manager Compensation” in the Fund’s SAI:

Mr. Lor’s portfolio management compensation includes a salary and discretionary bonus based upon the profitability of the Sub-Adviser. His compensation is not directly related to the performance of the underlying assets.

Fund Shares Owned by the Portfolio Managers

The following information is added to the subsection titled “Fund Shares Owned by the Portfolio Managers” in the Fund’s SAI:

As of November 1, 2021, Mr. Lor did not beneficially own shares of the Fund.

Other Accounts Managed by the Portfolio Managers

The following information is added to the subsection titled “Other Accounts Managed by the Portfolio Managers” in the Fund’s SAI:

Name	Registered Investment Companies*		Other Pooled Investment Vehicles*		Other Accounts*
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Chung Hui Lor	1	$262	0	$0	0	$0
*	Information provided as of November 1, 2021. None of the accounts managed by Mr. Lor are subject to performance-based advisory fees.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.